UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



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                         Date of Report:  APRIL 14, 2005

                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)

                      COLORADO           000-28947                84-1374613
     (State or Other Jurisdiction     (Commission File        (I.R.S. Employer
            of Incorporation)              Number)        Identification Number)

                                13855 STOWE DRIVE
                             POWAY, CALIFORNIA 92064
               (Address of Principal Executive Offices) (Zip Code)

Registrant's  telephone  number,  including  area  code:  (858)  375-2030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement   communications  pursuant to  Rule  14d-2(b)  under  the
Exchange Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item  1.01  Entry  into  a  Material  Definitive  Agreement

Effective April 14, 2005, SpaceDev, Inc. has entered into a 16-month lease to expand its fabrication and test facilities. This additional SpaceDev facility will also be located in Poway, California. It will add approximately 11,000 square feet of fabrication space and cost the Company approximately $107,000 over the term of the lease. SpaceDev plans to use the new facilities to begin construction of portable, high tech rocket motor test support equipment in anticipation of test firing new rocket motors being developed for its low-cost expendable small launch vehicle, SpaceDev Streaker(TM). Under an Air Force Research Laboratory contract announced last October, SpaceDev has designed and will begin development of the SpaceDev Streaker(TM) hybrid upper stage rocket motor.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)     Exhibits.



Sublease with Gateway and SpaceDev Dated March 31, 2005. . . . . . . . . . . . . . . . .   10.1
Consent to Sublease with Gateway and SpaceDev Dated April 1, 2005, signed April 14, 2005   10.2



                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated  as  of  April  14,  2005

                                                                 SPACEDEV,  INC.

                                               By:     /s/  Richard  B.  Slansky
                                               ---------------------------------
                                                            Richard  B.  Slansky
                                                                    President  &
                                                       Chief  Financial  Officer